Contractual obligations and commitments	6 Months Ended
Jun. 30, 2024
Contractual obligations and commitments
Contractual obligations and commitments

17. Contractual obligations and commitments

At balance sheet date, there were no commitments signed for the acquisition of property, plant and equipment.

In February 2019, and as amended in September 2020, the Company entered into a global collaboration and license agreement with Halozyme Therapeutics, Inc. Under the terms of the agreement as of June 30, 2024, the Company will pay up to $110 million to achievement of specific regulatory and sales-based milestones related to VYVGART SC. This amount represents the maximum amount that would be paid if all milestones would be achieved but excludes variable royalty payments based on unit sales. Further, the Company will pay $12.5 million per target for future target nominations and potential future payments of up to $160 million per selected target subject to achievement of specified development, regulatory and sales-based milestones and up to $40 million subject to the achievement of additional, specified sales-based milestones. This amount represents the maximum amount that would be paid if all milestones would be achieved but excludes variable royalty payments based on unit sales.

The Company’s manufacturing commitments with Lonza, its drug substance manufacturing contractor, relate to the ongoing execution of the biologic license application (BLA) services for efgartigimod and its manufacturing activities related to the commercialization or potential future commercialization. In December 2018, the Company signed its first commercial supply agreement with Lonza related to the reservation of commercial drug substance supply capacity for efgartigimod. In the aggregate, as of June 30, 2024, the Company has outstanding commitments for efgartigimod under the first commercial supply agreement of $330 million.

As of June 30, 2024, the Company had a line of credit totalling to $11 million (€ 10 million) with the banks.